UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2022

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the "Board") of comScore, Inc. (the "Company") previously approved, subject to stockholder approval, an amendment to the comScore, Inc. Amended and Restated 2018 Equity and Incentive Compensation Plan (the "Plan") to increase the number of shares of Company common stock available for grant under the Plan by 7,600,000. After taking into account this increase and subject to adjustment as provided for in the Plan, the total number of shares of Company common stock available for issuance under the Plan (including as awards of incentive stock options) is 27,850,000, including awards made prior to the amendment. The Company's stockholders approved the amendment at the Company's 2022 annual meeting of stockholders (the "Annual Meeting") held on June 15, 2022, and the amendment became effective as of such date. A detailed summary of the material terms of the Plan, as amended, appears under the caption "Proposal No. 4 – Approval of an Amendment to the comScore, Inc. 2018 Equity and Incentive Compensation Plan (as Amended and Restated Effective as of July 9, 2020)" in the Company's proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022, which description is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on June 15, 2022. The results of voting on the proposals submitted to a vote of the Company's stockholders at the Annual Meeting are set forth below. These results include votes cast by holders of the Company's common stock and the Company's Series B Convertible Preferred Stock on an as-converted basis.
Proposal No. 1
Three Class III directors were elected to serve for terms expiring at the Company's 2025 annual meeting of stockholders, to hold office until their respective successors have been duly elected and qualified. The election results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Itzhak Fisher	125,420,404	9,088,098	15,343,480
Pierre Liduena	127,928,072	6,580,430	15,343,480
Marty Patterson	127,959,061	6,549,441	15,343,480
Proposal No. 2
The compensation of the Company's named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
132,991,528	1,186,052	330,922	15,343,480
Proposal No. 3
The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified as follows:

For	Against	Abstain	Broker Non-Votes
149,722,027	27,895	102,060	0
Proposal No. 4
The amendment to the Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
133,070,758	1,005,723	432,021	15,343,480

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Jonathan Carpenter
Jonathan Carpenter
Chief Financial Officer and Treasurer
Date: June 17, 2022
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